UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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GOLDEN QUEEN MINING CO. LTD.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOLDEN QUEEN MINING CO. LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON MAY 26, 2010

The 2010 Annual General Meeting of Shareholders of Golden Queen Mining Co. Ltd. (the “Company”) will be held at 10:00 a.m. (Pacific Standard Time) on Wednesday, May 26, 2010 at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, for the following purposes:

1.	To receive the financial statements of the Company for its financial year ended December 31, 2009 together with the report of the independent auditors thereon;

2.	To elect five directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected or appointed;

3.	To ratify the appointment of BDO Canada LLP as independent auditors of the Company for the financial year ended December 31, 2010; and

4.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The board of directors has fixed April 21, 2010, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Annual General Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 9th Floor, Toronto, ON, M5J 2Y1, fax number, within North America, 1-866-249-7775 and outside North America, (416) 263-9524. Shareholders of record attending the Annual General Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 21st day of April, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann
H. Lutz Klingmann
President and Director

Important Notice Regarding the Availability of Proxy Materials for
the Company’s Annual Meeting of Shareholders on May 26, 2010.
The Golden Queen Mining Co. Ltd. Proxy Statement and 2009 Annual Report to Shareholders
are available online at www.goldenqueen.com

GOLDEN QUEEN MINING CO. LTD.
6411 IMPERIAL AVENUE
WEST VANCOUVER, BC V7W 2J5

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 26, 2010

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at April 21, 2010, one Canadian dollar was equal to approximately $1.00 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the board of directors of Golden Queen Mining Co. Ltd., a British Columbia corporation (the "Company" or “Golden Queen”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of Golden Queen to be held at 10:00 a.m. (Pacific Standard Time) on Wednesday, May 26, 2010, at the offices of Morton & Company, Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, and at any adjournment or postponement thereof.

Our administrative offices are located at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5. This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about April 28, 2010.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $12,000.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company ("Management Proxyholder"). A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Investor Services Inc. not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. If you submit a proxy, you must complete, date and sign the Proxy, and then return it to the Company's transfer agent, Computershare Investor Services Inc. by fax within North America at 1-866-249-7775, outside North America at (416) 263-9524, or by mail or by hand delivery at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of Shares).

If Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Shares will not be registered in the shareholder's name on the records of the Company. Such Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Services ("Broadridge") in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your Shares in that capacity. If you wish to attend the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare Investor Services Inc. at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is at least two persons present in person being shareholders entitled to vote at the Meeting or duly appointed proxies or representatives for absent shareholders so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the fixing of the number of directors at five, “FOR” the election of each of the nominees to the board of directors named on the following page, and "FOR" the resolution to ratify the appointment of BDO Canada LLP as independent auditors of the Company for the financial year ended December 31, 2010. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On April 21, 2010 (the “Record Date”) there were 89,078,380 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the Directors and executive officers of the Company, the beneficial owners or persons exercising control over Company shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued
Landon T. Clay Providence, RI	726,077	Sole voting and investment control	0.82%
	21,956,063(2)(3)	Shared voting and investment control	24.65%
Thomas Clay Peterborough, NH	1,168,522(4)	Sole voting and investment control	1.31%
	17,158,969(2)	Shared voting and investment control	19.26%
Harris Clay Augusta, GA	7,258,330	Sole voting and investment control	8.15%
	4,797,094(3)	Shared voting and investment control	5.39%
Sprott Asset Management Inc. Toronto, ON	11,860,300(5)	Sole voting and investment control	13.31%
Hedgehog Capital LLC Riverside, CT	4,667,064(6)	Sole voting and investment control	5.24%

(1)

The above information was supplied to the Company from the insider reports and beneficial ownership reports filed with the SEC or available at www.sedi.com, and from the shareholder, and includes direct and indirect holdings.

(2)	Landon Clay and Thomas Clay have shared voting and investment control of 17,158,969 shares.
(3)	Landon Clay and Harris Clay have shared voting and investment control of 4,797,094 shares.
(4)	Includes 300,000 shares issuable upon exercise of options.
(5)	Sprott Asset Management LP holds these shares as portfolio manager.
(6)	David T. Lu is the managing member of Hedgehog Capital LLC.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1
ELECTION OF DIRECTORS

The board of directors proposes that the following five nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: H. Lutz Klingmann, Edward G. Thompson, Gordon C. Gutrath, Chester Shynkaryk, and Thomas Clay.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the board of directors anticipates that the five nominees will be available to serve as directors of Golden Queen, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised[1]	Principal Occupation, Qualifications, and Other Directorships During Past Five Years[2]
H. LUTZ KLINGMANN Director, President West Vancouver, BC	March 1, 2001	237,000	Mr. Klingmann was appointed president of the Company on November 29, 2002. He also acts as a director of Minto Explorations, Ltd. and has served as such since its inception in 1993. Mr. Klingmann is a registered professional engineer in British Columbia.
CHESTER SHYNKARYK[3] Director Delta, BC	November 21, 1985	32,500	Mr. Shynkaryk served as the president of the Company from 1985 to 1995, and as Secretary from 1996 to 2004. In addition, he serves as a director of
			Consolidated Global Minerals Ltd. and Global Uranium Corp.
GORDON C. GUTRATH[3] Director Vancouver, BC	August 14, 1987	65,000	Mr. Gutrath’s principal occupation is president of Atled Exploration Management Ltd. As the founder of Queenstake Resources in 1977, he served as its president from 1977 until 1985. Mr. Gutrath is a professional geologist and a registered professional engineer in British Columbia.
EDWARD G. THOMPSON[3] Director Toronto, ON	November 25, 1994	262,500	Mr. Thompson’s principal occupation is president of E.G. Thompson Mining Consultants, Inc., which he owns. He is also chairman of Sparton Resources Inc. He serves on the board of directors of Chariot Resources Ltd., Sparton Resources, Inc., Western Troy Capital Resource, Inc., and Copper Reef Mining Corporation. Mr. Thompson graduated from the University of Toronto in 1959 with a degree in mining geology and in 1960 he earned a degree in economic geology. He has been a member of the Professional Engineers of Ontario since 1961.
THOMAS CLAY Director Peterborough, NH	January 13, 2009	18,027,491[4]	Mr. Clay’s principal occupation is vice-president of East Hill Management Company, LLC. He also serves as a director the Clay Mathematics Institute of Cambridge, MA. Mr. Clay holds an A.B. degree from Harvard University in Classics and a M.St. degree from Oxford University in Greek and Latin Languages and Literatures.

[1]	Based upon information furnished to Golden Queen by either the directors and executive officers or from the insider reports available at www.sedi.com
[2]	The information as to principal occupation and business or employment is not within the knowledge of the management of the Company and has been furnished by the respective nominees.
[3]	Member of Audit Committee.
[4]	Landon Clay and Thomas Clay have shared voting and investment control of 17,158,969 shares.

H. Lutz Klingmann has been the President of the Company and has progressed the Company since 2002. Mr. Klingmann is primarily responsible for the recent approval of the Soledad Mountain project by the Kern County Planning Commission. The Board believes that Mr. Klingmann’s expertise and experience as a professional engineer, in mine development, and specifically in regards to the Soledad Mountain Project, is valuable to the Board.

Chester Shynkaryk was the former President of the Company for ten years, and as such, has extensive knowledge of the Company’s business and operations. The Board believes that Mr. Shynkaryk’s knowledge of the Soledad Mountain Project and its history is valuable to the Board.

Gordon C. Gutrath has been on the Board since 1987 and has extensive knowledge about the Company’s business and operations. Mr. Gutrath’s experience as a professional geologist and his independence from management make him a valuable asset to the Board.

Edward G. Thompson has been on the Board since 1994 and has extensive knowledge about the Company’s business and operations. Mr. Gutrath’s experience as a professional geologist and his independence from management make him a valuable asset to the Board.

Thomas Clay represents the interests of certain significant shareholders of the Company, and as such, the Board believes that Mr. Clay is valuable as a member of the Board.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 21, 2010 by:

(i)	each director of Golden Queen;
(ii)	each of the Named Executive Officers of Golden Queen; and
(iii)	all directors and executive officers as a group.

Except as noted below, Golden Queen believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned[1]
H. LUTZ KLINGMANN, Director, President West Vancouver, BC	1,087,000[1]	1.22%
CHESTER SHYNKARYK, Director Delta, BC	832,500[1]	0.93%
GORDON C. GUTRATH, Director Vancouver, BC	515,000[1]	0.58%
EDWARD G. THOMPSON, Director Toronto, ON	912,500[1]	1.03%
THOMAS CLAY, Director Peterborough, NH	18,327,491[1][2]	20.57%
All officers and directors (5) persons	21,974,491[1]	24.66%

[1]

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of options as follows: 650,000 shares issuable to Edward G. Thompson; 800,000 shares issuable to Chester Shynkaryk; 450,000 shares issuable to Gordon C. Gutrath, 850,000 shares issuable to H. Lutz Klingmann, and 300,000 shares issuable to Thomas Clay.

[2]	Landon Clay and Thomas Clay have shared voting and investment control of 17,158,969 of these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Golden Queen's directors, executive officers and persons who own more than 10% of a registered class of Golden Queen’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Golden Queen. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Golden Queen with copies of all Section 16(a) reports they file.

To Golden Queen’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, Golden Queen believes that during the year ended December 31, 2009, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the board of directors and the Executive of Golden Queen as of the Record Date:

Name	Age	Position	Position Held Since
Edward G. Thompson	73	Director	November 25, 1994
H. Lutz Klingmann	70	Director President	March 1, 2001 November 29, 2002
Chester Shynkaryk	65	Director	November 21, 1985
Gordon C. Gutrath	72	Director	August 14, 1987
Thomas Clay	25	Director	January 13, 2009

All of the officers identified above serve at the discretion of the board of directors and have consented to act as directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Golden Queen.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2009, the board of directors held one directors’ meeting. All other matters which required board approval were consented to in writing by all of the Company’s directors.

The board of directors has established an Audit Committee and a Compensation Committee. The board of directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full board of directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Golden Queen’s financial reporting compliance procedures. The members of the Audit Committee are Chester Shynkaryk, Edward G. Thompson and Gordon C. Gutrath. Chester Shynkaryk is the Chair of the Audit Committee.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2009; (2) received a report from BDO Canada LLP our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Public Company Accounting Oversight Board Rule 3526; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Golden Queen’s officers, reviews and administers Golden Queen’s stock option plans for employees and makes recommendations to the board of directors regarding such matters. The members of the Compensation Committee are H. Lutz Klingmann, Edward G. Thompson and Chester Shynkaryk.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the board of directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

Directors’ fees were paid to each director in the amount of C$2,000, or $2,000 as appropriate, for the year ended December 31, 2009 and per year thereafter. The fees in respect of each year are paid on December 1 of that year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of Golden Queen’s president, chief executive officer, chief financial officer, and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to Golden Queen in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lutz Klingmann President	2009	$116,776	Nil	Nil	$91,792[1]	Nil	Nil	Nil	$208,568
	2008	$136,500	Nil	Nil	Nil	Nil	Nil	Nil	$136,500
	2007	$126,450	Nil	Nil	Nil	Nil	Nil	Nil	$126,450

[1] The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 6 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2009.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The board of directors has approved the issuance of stock options to our employees, directors, officers and consultants. Unless otherwise provided by the board of directors, all vested options are exercisable for a term of five years from the date of grant. During the fiscal year ended December 31, 2009, Golden Queen granted 500,000 stock options exercisable at a price of C$0.26 for a period of 5 years from the date of grant to the Company’s Named Executive Officer.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FINANCIAL YEAR

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Lutz Klingmann President	350,000 500,000	Nil Nil	Nil Nil	$0.77 $0.26	April 20, 2011 January 28, 2014
Chester Shynkaryk Director	300,000 500,000	Nil Nil	Nil Nil	$0.77 $0.26	April 20, 2011 January 28, 2014
Gordon Gutrath Director	250,000 200,000	Nil Nil	Nil Nil	$0.77 $0.26	April 20, 2011 January 28, 2014
Edward Thompson Director	300,000 350,000	Nil Nil	Nil Nil	$0.77 $0.26	April 20, 2011 January 28, 2014
Thomas Clay Director	300,000	Nil	Nil	$0.26	January 28, 2014

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL
YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

400,000 stock options, each at a price of C$0.35 per share, were exercised by three directors during the Company’s fiscal year ended December 31, 2009.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

There are currently no employment contracts in place with the directors and officers of Golden Queen other than the following: On March 11, 2004, we entered into a management agreement with Lutz Klingmann. Pursuant to the terms of the agreement, Mr. Klingmann acts as chief operating officer and has overall management responsibility for our operations. Mr. Klingmann receives C$60 per hour as compensation for his work and also receives C$5 per hour for use of his office, equipment and out-of-pocket expenses. The management agreement also provides for the issuance of up to 300,000 Common Shares of Golden Queen to Mr. Klingmann on attaining certain milestones.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

The members of the Compensation Committee during the year ended December 31, 2009 were Edward G. Thompson, Chester Shynkaryk and Gordon Gutrath. Mr. Shynkaryk was president of the Company until December 1, 1995 and served as Secretary until 2004.. Mr. Thompson served as president until November 29, 2002.

Report on Executive Compensation

The Compensation Committee of the board of directors is responsible for reviewing and approving the remuneration of the senior management of the Company, including the President and chief executive officer. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Company is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mining industry, and to align the interests of management with those of the Company’s shareholders.

The Company’s executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other precious metals development and mining companies. The key components of total compensation are base salary and incentives.

The Compensation Committee uses industry compensation data as a basis for determining appropriate base salary ranges. Within these ranges, the base salaries are established to reflect the individual executive's proven and expected contribution and responsibility.

Stock options are granted to executive officers to align the financial interests of management with the interests of shareholders of the Company and to encourage executive officers to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Company’s performance.

The Compensation Committee considers, on an ongoing basis, the appropriateness and effectiveness of the Company’s executive compensation policies, given prevailing circumstances.

Submitted by the Compensation Committee.

EDWARD G. THOMPSON (Chairman), GORDON GUTRATH, AND CHESTER SHYNKARYK.

PERFORMANCE GRAPH

The following graph tracks the percentage change in the Company’s share price compared to the percentage change in the CBOE Gold Index.

	December 31, 2005	December 31, 2006	December 31, 2007	December 31, 2008	December 31, 2009
Company	100	244	221	102	252
S&P/TSX Global Gold Index (TITTGD)	100	129	123	124	132

COMPENSATION OF DIRECTORS

It is currently the policy of the Company to grant options to purchase Common Shares to its directors under the Company’s 2008 Stock Option Plan (the “Plan”). The following is a summary of the material terms of the Plan in accordance with the rules and policies of the Toronto Stock Exchange (the “Exchange”):

i)	the eligible participants under the Plan are directors, officers, employees and consultants of the Company;

ii)	the number of common shares reserved for issuance from time to time under the Plan is 7,200,000, which represents 8.09% of the number of issued and outstanding shares of the Company.

iii)

if any stock option is exercised or expires or otherwise terminates for any reason, the number of common shares in respect of which the stock option is exercised or expired or terminated shall again be available for the purposes of the Plan.

iv)

Options granted and outstanding under our previous 1996 Stock Option Plan will be governed by the Plan. There are currently 1,200,000 stock options granted and outstanding pursuant to the Company’s previous stock option plan, which represents 1.35% of the number of issued and outstanding shares of the Company.

v)

the aggregate number of options awarded within any one-year period to insiders under the Plan or any previously established and outstanding stock option plans or grants, cannot exceed 10% of the issued Shares of the Company (calculated at the time of award); or the aggregate number of Shares reserved at any time for issuance to insiders upon the exercise of Options awarded under the Plan or any previously established and outstanding stock option plans or grants, cannot exceed 10% of the issued Shares of the Company (calculated at the time of award);

vi)	the maximum number of securities one person or company is entitled to receive is subject to the Exchange policies, and is otherwise not restricted;

vii)	the exercise price for securities under the Plan will be determined by the board of directors in its sole discretion as of the date of grant, and shall not be less than:

(a) if the Company’s shares are not listed for trading on an Exchange at the date of grant, the last price at which the Company’s shares were issued prior to the date of grant; or

(b) if the Company’s shares are listed for trading on an Exchange at the date of grant, the closing price of the Company’s shares on the day immediately preceding the date of grant.

viii)	The purchase price for securities under the Plan cannot be below the VWAP for the five trading days immediately prior to the date of award;

ix)

the value of a share for stock appreciation rights shall be determined, unless otherwise specified or permitted by applicable regulatory policies, based on the weighted average trading price per share for the five trading days immediately preceding the date the notice is received by the Company on the Exchange;

x)

a stock appreciation right granted pursuant to the Plan shall entitle the option holder to elect to surrender to the Company, unexercised, the option with which it is included, or any portion thereof, and to receive from the Company in exchange therefor that number of shares, disregarding fractions, having an aggregate value equal to the excess of the value of one share over the purchase price per share specified in such option, times the number of shares called for by the option, or portion thereof, which is so surrendered;

xi)

the board of directors may grant stock options to any director, officer or employee, together with a bonus consisting of a corresponding right to be paid, in cash, an amount equal to the exercise price of such stock options, subject to such provisos and restrictions as the board may determine, and subject to any applicable approvals, if required.

xii)	all options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the board of directors;

xiii)

the expiry date of an option shall be the date so fixed by the board of directors at the time the particular option is awarded, provided that such date shall not be later than the fifth anniversary of the date of grant of the option;

xiv)

any options granted pursuant to the Plan will terminate generally within 90 days of the option holder ceasing to act as a director, officer, or employee of the Company or any of its affiliates, and within generally 30 days of the option holder ceasing to act as an employee engaged in investor relations activities, unless such cessation is on account of death. If such cessation is on account of death, the options terminate on the first anniversary of such cessation. If such cessation is on account of cause, or terminated by regulatory sanction or by reason of judicial order, the options terminate immediately. Options that have been cancelled or that have expired without having been exercised shall continue to be issuable under the Plan. The Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Company’s shares;

xv)	options may not be assigned or transferred;

xvi)

the board may amend the Plan and the terms and conditions of any Option thereafter to be granted without shareholder approval, unless shareholder approval is expressly required under any relevant law, rule or regulation, or the policies of the Exchange;

xvii)	any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals, if required, of:

(a)

the shareholders or disinterested shareholders, as the case may be, of the Company at general meetings where required by the rules and policies of the Exchange, or any stock exchange on which the Shares may then be listed for trading; and

(b) the Exchange, or any stock exchange on which the Shares may then be listed for trading;

xviii)

there are no provisions in the Plan for direct financial assistance to be provided by the Company to participants under the Plan to facilitate the purchase of securities under the Plan, although the Plan does permit stock appreciation rights and bonuses to be issued together with Options as described above;

xix)	pursuant to the policies of the Exchange, the Plan must be approved by shareholders every three years; and

xx)	there are no entitlements under the Plan previously granted and subject to ratification by security holders.

On January 28, 2009, the Company granted 1,950,000 stock options to directors, officers and consultants of the Company pursuant to the Plan. The options are exercisable at a price of C$0.26 per share for a period of 5 years from the date of grant.

There are no other arrangements under which directors of the Company were compensated by the Company during the year ended December 31, 2009 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Company provide that the directors are entitled to be paid reasonable traveling, hotel and other expenses incurred by them in the performance of their duties as directors. The Company’s Articles also provide that if a director is called upon to perform any professional or other services for the Company that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

The aggregate direct remuneration paid or payable by the Company and its subsidiary (the financial statements of which are consolidated with those of the Company) to the directors and senior officers of the Company during the financial year ended December 31, 2009 was $144,404, $116,776 of which was paid to Lutz Klingmann for his services as president of the Company and $1,752 of which was paid to Lutz Klingmann as director’s fees, $18,620 was paid to Chester Shynkaryk as a consulting fee, $1,752 of which was paid to Chester Shynkaryk as director’s fees, $1,752 of which was paid to Gordon Gutrath as director’s fees, $1,752 of which was paid to Edward Thompson as director’s fees and $2,000 of which was paid to Thomas Clay as director’s fees. No other compensation was paid or given during the year for services rendered by the directors in such capacity, and no additional amounts were payable at year-end under any standard arrangements for committee participation or special assignments.

REPORT OF CORPORATE GOVERNANCE

The TSX has adopted certain guidelines (the “Guidelines”) for listed companies regarding recommended corporate governance policies and practices. These Guidelines deal with the principal areas of responsibility of the board of directors and its committees and the composition of the board and these committees. This report reviews the Company’s corporate governance procedures and practices in comparison to the Guidelines.

Mandate and Responsibility of the Board

The board of directors of the Company is responsible for supervising management in carrying on the business and affairs of the Company. During the year ended December 31, 2009, the board held one meeting and consented other approval by way of consent resolutions. Directors are required to exercise their powers with reasonable prudence in the best interests of the Company. As recommended by the Guidelines, the board has expressly confirmed its commitment to the principles set out in the Guidelines and has accepted and confirmed its responsibility for overseeing management’s performance in the following particular areas as set out in the Guidelines:

(a)	the strategic planning process of the Company;
(b)	identification and management of the principal risks associated with the business of the Company;
(c)	planning for succession of management;
(d)	the Company’s policies regarding communications with its shareholders and others;
(e)	the establishment by the Company of, and compliance with, appropriate environmental policies; and
(f)	the integrity of the internal controls and management information system of the Company.

In carrying out its mandate, the board relies primarily on management to provide it with regular detailed reports on the operations of the Company and its financial position. The board reviews and assesses these reports and other information provided to it at meetings of the full board and its committees. The Company’s former president and chief executive officer, Edward G. Thompson, was a member of the board, and the Company’s present president, H. Lutz Klingmann, is a member of the board, giving the board direct access to information on his areas of responsibility. Other management personnel attend board meetings on request to provide information and answer questions.

The reports and information provided to the board on a regular basis discuss the Company’s operations with respect to the exploration and development of the Soledad Mountain Project and include such matters as the permitting process, property acquisitions, staff additions and changes, financing and investor relations activities, expenditures and results of operations and the procedures followed to monitor and manage the risks associated with the Company’s operations. At least semi-annually, management reports to the board on its strategic and business plan, performance relative to that plan and any changes in the plan. From time to time, members of the board may be involved with management in developing recommendations to the full board on particular issues such as acquisitions or financings. Certain areas of the board’s responsibility are delegated to regular or special committees of the board which report back to the full board on their considerations.

The Guidelines recommend that a board of directors and the chief executive officer should develop position descriptions and that the board of directors should approve or develop the corporate objectives which the chief executive officer is responsible for meeting. The mandate of the board has been established as overseeing the conduct of the business of the Company and supervising management. In connection with the appointment of H. Lutz Klingmann in November 2002 as the president, the board confirmed the corporate objectives which the president is responsible for meeting.

The Guidelines recommend that a board of directors should have in place appropriate structures and procedures to ensure that it can function independently of management. The board considers that Mr. Klingmann’s occupation of the position of president is not of such a nature as would prevent the board from effectively functioning independently of management. The Board is prepared to meet without management present any time it is considered necessary or appropriate.

The Guidelines recommend that a board of directors should implement a system which enables an individual director to engage an outside adviser at the expense of the corporation in appropriate circumstances. While the board has not formalized any such system, the members of the board are aware that they have the right to retain outside advisers, at the Company’s expense, when appropriate. The Guidelines recommend that a board of directors should examine its size with a view to its effectiveness. The board is satisfied that its current size is appropriate to effectively perform its duties.

Composition of the Board

The Guidelines recommend that a board of directors should be constituted with a majority of individuals who qualify as “unrelated directors”. An unrelated director is defined as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding. Based on this definition, the board has determined, as recommended by the Guidelines, that the board has a majority of unrelated directors, since three of the Company’s five directors qualify as unrelated directors. Mr. Klingmann is a related director. The board does not have a “significant shareholder” within the meaning of the Guidelines.

Committees of the Board

The Guidelines recommend that the committees of a board of directors generally should be composed of outside directors, a majority of whom are unrelated directors. The board has had two standing committees: the Audit Committee and the Compensation Committee, each comprised of one related director and two unrelated directors. The Audit Committee held one meeting during the year ended December 31, 2009. The Company does not have an Executive Committee.

The Guidelines recommend that the audit committee of a board of directors should be composed only of outside directors. The Audit Committee reviews and recommends for approval by the board the Company’s annual and quarterly interim financial statements and all external financial reporting. It also reviews and follows up on major findings of financial audits to ensure the Company has an effective system of internal controls. The Audit Committee has direct access to the Company’s external auditors to discuss and review specific issues as appropriate.

The Guidelines recommend that a board of directors should review the compensation of directors. The Compensation Committee has responsibility for matters relating to executive and director compensation and planning for the succession of management of the Company.

The Guidelines recommend that a board of directors should appoint a nominating and governance committee of directors composed exclusively of outside directors to propose new nominees to the board of directors and assess directors on an ongoing basis. Although the Company does not have a nominating and governance committee, the board is satisfied that in view of size and composition of the board, it is more efficient and cost effective for the full board to perform the duties of the nominating and governance committee as set out in the Guidelines. The board recruits new directors as needed from time to time. Any appointment of a new director requires board approval and is subject, ultimately, to approval by the shareholders of the Company at the next annual general meeting of shareholders of the Company.

The Guidelines recommend that a board of directors should implement a process for assessing the effectiveness of the board as a whole, the committees of the board and the contribution of individual directors and provide an orientation and education program for new directors. The board as a whole is responsible for the orientation and education of new directors and the evaluation of the effectiveness of the board and its committees and the performance of directors. The board assesses and will make any changes necessary to improve board effectiveness and will consider and, if deemed advisable, establish a formal process of identifying, recruiting, appointing, re-appointing and providing ongoing development for directors.

The Guidelines recommend that a board of directors should expressly assume responsibility for developing the corporation’s approach to governance issues. The board as a whole takes responsibility for developing the Company’s approach to corporate governance issues, including, among other things, the Company’s response to the Guidelines.

Decisions Requiring Approval of the Board

Although the board has delegated responsibility for the day to day management of the Company to the president and chief executive officer, there are certain significant decisions which require the prior approval of the board. These include decisions with respect to major capital expenditures, the appointment of and compensation for officers of the Company, the adoption and amendment of incentive plans, share issues and repurchases, financing arrangements and material acquisitions and divestitures. Significant disclosure documents are also subject to board review and approval.

Shareholder Feedback and Concerns

Under the direction of the president and chief executive officer, the Company’s investor relations program includes discussions with individual shareholders and other stakeholders.

Board’s Expectations of Management

The process of setting the board’s expectations of management begins with the development of a strategic plan for the Company. Once the strategic plan has been approved by the board, it is management’s responsibility to successfully implement the plan. Management reviews periodically with the board its progress to date on the implementation of the strategic plan. On an annual basis, management also prepares an operating and financial plan for the upcoming year against which short term performance is measured. Performance in relation to the annual plan and other short term objectives is reviewed with the board on a regular basis.

In the board’s opinion, the current corporate governance practices of the Company are adequate and appropriate for a company at its stage of development and are consistent with both the spirit and intent of the Guidelines. The board will continue to review, and change where necessary, its approach to corporate governance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

The following is in addition to disclosure contained elsewhere herein respecting transactions involving management.

On March 11, 2004, we entered into a management agreement with Lutz Klingmann. Pursuant to the terms of the agreement, Mr. Klingmann acts as chief operating officer and has overall management responsibility for our operations. Mr. Klingmann receives C$60 per hour as compensation for his work and also receives C$5 per hour for use of his office, equipment and out-of-pocket expenses. The management agreement also provides for the issuance of up to 300,000 Common Shares of the Golden Queen to Mr. Klingmann on the attaining of certain milestones.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

BDO Canada LLP served as Golden Queen’s independent auditors for the fiscal year ending December 31, 2009, and has been appointed by the board of directors to continue as Golden Queen’s independent auditor for Golden Queen’s fiscal year ending December 31, 2010, and until the next annual general meeting of shareholders.

The fees for services provided by BDO Canada LLP to us in each of the fiscal years ended 2008 and 2009 were as follows:

Fees	2008	2009
Audit fees	$49,500	$49,500
Audit related fees	$5,000	$6,500
Tax fees	Nil	$12,850
All other fees	Nil	Nil

Although the appointment of BDO Canada LLP, is not required to be submitted to a vote of the shareholders, the board of directors believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent auditors for the fiscal year ending December 31, 2010. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the board of directors of Golden Queen to select other auditors for the fiscal year ending December 31, 2010.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP AS GOLDEN QUEEN'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

OTHER MATTERS

Golden Queen knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Owners who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This form is instead of a proxy. By returning the VIF in accordance with the instructions noted on it, a Non-Registered Holder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Non-Registered Holders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Holders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his/her behalf, the Non-Registered holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder or his/her nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2011 Meeting of Shareholders must be received by the Secretary of Golden Queen by December 1, 2010, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act.

ANNUAL REPORT ON FORM 10-K

A COPY OF GOLDEN QUEEN’S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX “A”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, GOLDEN QUEEN MINING CO. LTD. AT 6411 IMPERIAL AVENUE, WEST VANCOUVER, BC, V7W 2J5.

Dated at Vancouver, British Columbia, this 21st day of April, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann
H. Lutz Klingmann
President

GOLDEN QUEEN MINING CO. LTD.

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Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on Wednesday, May 26, 2010

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 a.m., Pacific Daylight Time on Friday, May 21, 2010.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We, being holder(s) of Golden Queen Mining Co. Ltd. hereby appoint: H. Lutz Klingmann, President of the Company, or failing this person, Edward Mayerhofer, solicitor for the Company,

OR

Print the name of the person you are appointing if this person is someone other than one of the persons named above.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of **Golden Queen Mining Co. Ltd.** to be held at #1200 -750 West Pender Street, Vancouver, BC, V6C 2T8, on Wednesday, May 26, 2010, at 10:00 Pacific Daylight Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

	For	Against
1. Number of Directors To Set the Number of Directors at five.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. H. Lutz Klingmann	☐	☐	02. Gordon C. Gutrath	☐	☐	03. Chester Shynkaryk	☐	☐
04. Edward G. Thompson	☐	☐	05. Thomas Clay	☐	☐			

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	For	Withhold
3. Appointment of Auditors Appointment of **BDO Canada LLP** as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive interim financial statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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